                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)  February 29, 2000
                                                       -----------------


                           Aastrom Biosciences, Inc.
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


      Michigan                     0-22025                  94-3096597
--------------------------------------------------------------------------------
   (State or other jurisdiction    (Commission              (IRS Employer
        of incorporation)          File Number)             Identification No.)


   24 Frank Lloyd Wright Drive, P.O. Box 376, Ann Arbor Michigan       48106
--------------------------------------------------------------------------------
   (Address of principal executive offices)                          (Zip Code)


     Registrant's telephone number, including area code   (734) 930-5555
                                                          -----------------


                             Not Applicable
         ---------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On February 29, 2000 Aastrom sold 2,264,151 Units, each Unit consisting of one share of common stock and a warrant to purchase 1/2 share of common stock, for an aggregate price, before expenses, of $6,000,000 to one institutional investor. The warrants have a three-year term and may be exercised by the holder at a price of $3.695 per share. The warrants contain certain anti-dilution and other adjustment provisions that may be triggered by other financings or future stock prices. Subject to adjustments for stock splits, combinations and similar events, the exercise price may be adjusted, subject to a floor of $1.60 for adjustments based on subsequent market prices, and the number of shares issuable upon exercise of the warrants may be increased, up to a specified maximum number of shares. The warrants are subject to early termination after February 29, 2001 if the Closing Bid Price (as defined in the Warrant) of Aastrom's Common Stock the stock reaches $7.39 per share for 10 consecutive Trading Days.

     The foregoing description of the Units is qualified in its entirety by the Securities Purchase Agreement, dated February 28, 2000, and the other agreements and instruments executed in connection therewith, copies of which are attached as exhibits to this Current Report on Form 8-K.

     A strategic investor has the right, exercisable for a limited time, to purchase additional Units on the same terms as were set forth in the Securities Purchase Agreement and related agreements.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial statements of business acquired.

               Not applicable.

          (b)  Pro forma financial information.

On February 29, 2000, Aastrom Biosciences, Inc. ("Aastrom" or the "Company") completed the sale of 2,264,151 Units, each Unit consisting of one share of common stock and a warrant to purchase 1/2 of a share of common stock for total proceeds, net of expected offering expenses, of $5,900,000. Also, during February 2000, all 1,950 shares of 1998 Series I Preferred Stock (Preferred Stock) outstanding as of January 31, 2000 were converted into 2,217,749 shares of common stock.

The unaudited pro forma consolidated and condensed statement of operations for the seven months ended January 31, 2000 is based on historical results of operations of Aastrom and gives effect to the sale of the Units and conversion of the Preferred Stock as if they occurred on July 1, 1998. The unaudited pro forma consolidated and condensed statement of operations for the year ended June 30, 1999 is based on historical results of operations of Aastrom and gives effect to the sales of Units and conversion of Preferred Stock as if they occurred on July 1, 1998. The unaudited pro forma consolidated and condensed balance sheet as of January 31, 2000 gives effect to the sale of the Units and conversion of the Preferred Stock as if they had occurred as of that date. The pro forma consolidated and condensed statement of operations and pro forma consolidated and condensed balance sheet and the accompanying notes (the "Pro Forma Financial Information") should be read in conjunction with, and are qualified by, the historical financial statements of Aastrom and the notes thereto.

The pro forma adjustments are based on estimates and assumptions available at the time of the filing of this Report on Form 8-K and the Company believes are reasonable under the circumstances. The Pro Forma Financial Information has been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. The Pro Forma Financial Information is intended for informational purposes only and is not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transactions described been effected as of the dates indicated above.

                           AASTROM BIOSCIENCES, INC.
                         (a development stage company)

                PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                  (Unaudited)

                                                                                                Pro forma
                                                          January 31,       Pro forma           January 31,
                                                             2000          Adjustments             2000
                                                         ------------      -----------          -----------
Assets

CURRENT ASSETS:
 Cash and cash equivalents                               $  3,468,000      $ 5,900,000  (a)     $ 9,368,000
 Receivables                                                  142,000                -              142,000
 Inventory                                                     41,000                -               41,000
 Prepaid expenses and other                                   276,000                -              276,000
                                                         ------------      -----------          -----------
   Total current assets                                     3,927,000        5,900,000            9,827,000

PROPERTY, NET                                                 367,000                -              367,000
                                                         ------------      -----------          -----------
      Total assets                                       $  4,294,000      $ 5,900,000          $10,194,000
                                                         ============      ===========          ===========

 Liabilities and Shareholders' Equity

CURRENT LIABILITIES:
 Accounts payable and accrued expenses                   $  1,092,000      $         -          $ 1,092,000
 Accrued employee expenses                                    534,000                -              534,000
                                                         ------------      -----------          -----------
  Total current liabilities                                 1,626,000                -            1,626,000

SHAREHOLDERS' EQUITY:
Preferred stock, no par value; shares authorized -
 5,000,000; 1,950 shares issued and outstanding at
 January 31, 2000, none outstanding pro forma               1,940,000       (1,940,000)  (b)              -
Common stock, no par value; shares authorized -
 40,000,000; 26,034,294 shares issued and outstanding at
 January 31, 2000, 30,516,194 shares issued and
 outstanding pro forma                                     77,369,000        7,840,000   (c)     85,209,000
Deficit accumulated during the development stage          (76,641,000)               -          (76,641,000)
                                                         ------------      -----------          -----------
 Total shareholders' equity                                 2,668,000        5,900,000            8,568,000
                                                         ------------      -----------          -----------
   Total liabilities and shareholders' equity            $  4,294,000      $ 5,900,000          $10,194,000
                                                         ============      ===========          ===========

   The accompanying notes are an integral part of these pro forma financial statements.

                           AASTROM BIOSCIENCES, INC.
                         (a development stage company)

           PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                  (Unaudited)

                                                            Seven                          Pro forma seven
                                                         months ended                        months ended
                                                          January 31,        Pro forma        January 31,
                                                             2000           Adjustments         2000
                                                         ------------       -----------     ---------------
REVENUES:
 Product sales and rentals                               $    172,000       $        -        $    172,000
 Grants                                                       676,000                -             676,000
                                                         ------------       ----------        ------------
   Total revenues                                             848,000                -             848,000
                                                         ------------       ----------        ------------

COSTS AND EXPENSES:
 Cost of product sales and rentals                          1,252,000                -           1,252,000
 Research and development                                   3,762,000                -           3,762,000
 Selling, general and administrative                        2,089,000                -           2,089,000
                                                         ------------       ----------        ------------
   Total costs and expenses                                 7,103,000                -           7,103,000
                                                         ------------       ----------        ------------

LOSS FROM OPERATIONS                                       (6,255,000)               -          (6,255,000)
                                                         ------------       ----------        ------------

OTHER INCOME:                                                 155,000                -             155,000
                                                         ------------       ----------        ------------

NET LOSS                                                 $ (6,100,000)      $        -        $ (6,100,000)
                                                         ============       ==========        ============

COMPUTATION OF NET LOSS APPLICABLE TO
COMMON SHARES:

 Net loss                                                $ (6,100,000)      $        -        $ (6,100,000)
 Dividends and yields on preferred stock                     (207,000)          63,000  (d)       (144,000)
                                                         ------------       ----------        ------------
 Net loss applicable to Common Shares                    $ (6,307,000)      $   63,000        $ (6,244,000)
                                                         ============       ==========        ============

NET LOSS PER COMMON SHARE (Basic
and Diluted)                                             $       (.35)                        $       (.28)
                                                         ============                         ============


Weighted average number of common shares
outstanding                                                18,121,000                           22,602,000  (e)
                                                         ============                         ============

   The accompanying notes are an integral part of these pro forma financial statements.

                           AASTROM BIOSCIENCES, INC.
                         (a development stage company)

           PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                  (Unaudited)

                                                                                      Pro forma
                                                        Year ended                    Year ended
                                                         June 30,       Pro forma      June 30,
                                                           1999        Adjustments       1999
                                                        ----------     ----------     ----------
REVENUES:
 Product sales                                         $     34,000     $        -   $     34,000
 Grants                                                     847,000              -        847,000
                                                         ----------     ----------     ----------
   Total revenues                                           881,000              -        881,000
                                                         ----------     ----------     ----------
COSTS AND EXPENSES:
 Cost of product sales                                        6,000              -          6,000
 Research and development                                10,871,000              -     10,871,000
 Selling, general and administrative                      2,836,000              -      2,836,000
                                                         ----------     ----------     ----------
   Total costs and expenses                              13,713,000              -     13,713,000
                                                         ----------     ----------     ----------
LOSS FROM OPERATIONS                                    (12,832,000)             -    (12,832,000)
                                                         ----------     ----------     ----------
OTHER INCOME:                                             1,804,000              -      1,804,000
                                                         ----------     ----------     ----------
NET LOSS                                               $(11,028,000)    $        -   $(11,028,000)
                                                         ==========     ==========     ==========
COMPUTATION OF NET LOSS APPLICABLE TO
  COMMON SHARES:
 Net loss                                              $(11,028,000)   $         -     $(11,028,000)
 Dividends and yields on preferred stock                   (409,000)       107,000(f)      (392,000)
 Charge related to issuance of preferred stock              (70,000)             -          (70,000)
                                                         ----------     ----------      -----------
 Net loss applicable to Common Shares                  $(11,507,000)   $   107,000     $(11,490,000)
                                                         ==========     ==========      ===========

NET LOSS PER COMMON SHARE (Basic                       $       (.75)                   $      (.58)
  and Diluted)                                           ==========                     ===========

Weighted average number of common shares                 15,342,000                     19,823,000(g)
  outstanding                                            ==========                     ==========


   The accompanying notes are an integral part of these pro forma financial statements.

                           AASTROM BIOSCIENCES, INC.
                         (A development stage company)
                   NOTES TO PRO FORMA FINANCIAL INFORMATION
                                  (Unaudited)

1.   General


The accompanying pro forma financial information reflects the sale of Units, each Unit which consists of one share of common stock and a warrant to purchase 1/2 share of common stock for $6,000,000, net of estimated expenses of $100,000, that occurred on February 29, 2000. The pro forma financial information also gives effect to the conversion of 1,950 shares of 1998 Series I Convertible Preferred Stock into 2,217,749 shares of common stock that occurred during February 2000. This pro forma financial information is for illustrative purposes only.

2.   Pro forma adjustments and assumptions


       (a) Adjustments to reflect the sale of Units for total proceeds of $6,000,000, less estimated expenses of $100,000, on February 29, 2000.

       (b) Adjustments to reflect the conversion of 1,950 shares of 1998 Series I Preferred Stock into 2,217,749 shares of common stock that occurred during February 2000.

       (c) Adjustments to reflect the net proceeds from the sale of the Units and conversion of Preferred Stock.

       (d) Adjustments to eliminate the 5.5% yield on 1,950 shares of 1998 Series I Preferred Stock that is assumed to have been converted into common stock as of July 1, 1998.

       (e) Shares used in the computation of net loss per common share have been adjusted to reflect the sale of common stock on February 29, 2000 and conversion of 1998 Series I Preferred Stock as if such events had occurred as of July 1, 1999.

       (f) Adjustments to eliminate the 5.5% yield on 1,950 shares of 1998 Series I Preferred Stock that is assumed to have been converted into common stock as of July 1, 1998.

       (g) Shares used in the computation of net loss per common share have been adjusted to reflect the sale of common stock on February 29, 2000 and conversion of 1998 Series I Preferred Stock as if such events had occurred as of July 1, 1998.

(c)    Exhibits.

       Exhibit
         No.                             Description
         --                              -----------

         4.1 Securities Purchase Agreement, dated February 28, 2000, by and between the Registrant and RGC International Investors, LDC ("RGC")
         4.2 Registration Rights Agreement dated February 28, 2000, by and between the Registrant and RGC.
         4.3   Stock Purchase Warrant dated February 29, 2000.

        99.1   Press Release dated March 2, 2000.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Aastrom Biosciences, Inc.

Date: March 3, 2000              By:  /s/ Todd E. Simpson
                                      ----------------------------
                                      Vice President, Finance & Administration
                                      and Chief Financial Officer (Principal
                                      Financial and Accounting Officer)

                                 EXHIBIT INDEX
                                 -------------

       Exhibit
         No.                             Description
         --                              -----------

         4.1 Securities Purchase Agreement, dated February 28, 2000, by and between the Registrant and RGC International Investors, LDC ("RGC")
         4.2 Registration Rights Agreement dated February 28, 2000, by and between the Registrant and RGC.
         4.3   Stock Purchase Warrant dated February 29, 2000.

        99.1   Press Release dated March 2, 2000.